united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

17645 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/19

Item 1. Reports to Stockholders.

Annual Report
June 30, 2019

Quantified Managed Income Fund
Investor Class Shares QBDSX
Advisor Class Shares QBDAX

Quantified All-Cap Equity Fund
Investor Class Shares QACFX
Advisor Class Shares QACAX

Quantified Market Leaders Fund
Investor Class Shares QMLFX
Advisor Class Shares QMLAX

Quantified Alternative Investment Fund
Investor Class Shares QALTX
Advisor Class Shares QALAX

Quantified STF Fund
Investor Class Share QSTFX
Advisor Class Shares QSTAX

1-855-64-QUANT (1-855-647-8268)
www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.advisorspreferred.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

August 12, 2019

Dear Shareholders:

This Annual Report for the Quantified Funds covers the period from July 1, 2018 - June 30, 2019. The Quantified Funds are a series of actively managed Funds, sub-advised by Flexible Plan Investments, Ltd. They are created to be used in combination with each other and with other investments, to build a portfolio that meets the investor’s goals while seeking to mitigate the effects of market downturns through diversification and dynamic risk-managed strategies.

The Quantified Managed Income Fund returned 6.89% for the Investor class shares and 6.16% for the Advisor class shares for the year, compared with a return of 7.87% for the Bloomberg Barclays U.S. Aggregate Bond Index for the same period. The Fund’s investment objective is to seek high total return from fixed income investments on an annual basis consistent with a moderate tolerance for risk. During the period, the Fund used a combination of dividend-paying stock holdings, high yield strategies, fixed-income ETF’s as well as an actively traded ultra-bond futures hedge, which represented 12% of the Fund’s exposure, to achieve its objective. All allocations contributed to the Fund’s performance.

The Quantified Market Leaders Fund declined by -6.18% for the period in the Investor class shares and by -6.77% in the Advisor class shares, versus a return of 8.77% for the Wilshire 5000 Total Return Index. The Fund’s investment objective is to seek high appreciation on an annual basis consistent with a high tolerance for risk. The Fund began the period fully leveraged through total return swaps which it maintained into the last quarter of the year, when it experienced a whipsaw event, and reduced its investments. During the first week of the 2019, the Fund began increasing its exposure to a fully leveraged position. By the end of the quarter, it was once again invested in stocks including emerging markets, electronics, internet and real estate. The Fund responded to the market rebound, helping recoup much of the losses from the fourth quarter. The whipsaw event in May was a major contributor to the Fund’s underperformance. The Fund was fully exposed at the beginning of May, reducing investments as the market fell. By the end of the month, the Fund had decreased its market exposure and had also selected less aggressive geographic areas and styles. By mid-June, the Fund had resumed full exposure to the market; however, its leveraged exposure during the remainder of the quarter was not able to make up for the losses incurred in May. Whipsaw events and sideways markets continue to be a challenge for trend-following strategies such as these, though they are a boon to investors in sustained bull or bear markets.

The Quantified Alternative Investment Fund returned 0.28% for the Investor class shares and a negative -0.43% for the Advisor class shares compared with a return of 4.22% for the HFRX Global Hedge Fund Index and 10.42% for the S&P 500 Total Return Index. The Fund seeks high total return from alternative investment vehicles on an annual basis consistent with a high tolerance for risk. Several rotational baskets outperformed the benchmark during the year - consumer services for the last quarter of 2018, real estate for the first quarter of 2019, and sustainable energy in the second quarter. However, the trend-following strategy that the baskets used had them positioned aggressively near the beginning of May, and the equity markets experienced a whipsaw event during that month. The Fund’s futures hedging exposure slightly underperformed its benchmark, causing an additional drag on portfolio performance. This component is also trend-based and experienced market whipsaws.

The Quantified All-Cap Equity Fund declined by -8.75% for the Investor class shares and by -9.45% for the Advisor class shares for the period, compared with a positive return of 10.42% for the S&P 500 Total Return Index. The Fund’s investment objective is to seek high appreciation on an annual basis consistent with a high tolerance for risk. The Fund’s momentum ranking methodology continued to weight equally to large-, mid-, and small-cap stocks in the chosen stock baskets throughout the period. For the quarter ending June 30, 2019, the major contributors to the Fund’s underperformance were the allocations to the Sub-advisor’s factor-trading strategies. They began the quarter significantly exposed to the market. In May, they experienced a whipsaw event when major U.S. equity indexes fell between 7% and 10% before rebounding significantly. Other contributors to the Fund’s performance for the period were the factor-basket returns. In addition, the Fund’s broad-asset-class trading sleeve underperformed due to the whipsaw nature of the markets in the second quarter.

The Quantified STF Fund had a negative return of – 3.12% for the period for the Investor class shares and -3.65% for the Advisor class shares, versus a positive return of 10.16% for the NASDAQ 100 Total Return Index. The Fund’s investment objective is to seek high appreciation on an annual basis consistent with a high tolerance for risk. Investments are based solely on the price movements of the NASDAQ 100 Index. The Fund began the period fully leveraged at two-times the NASDAQ 100, reducing exposure during the fourth quarter of 2018 as market volatility materialized. In the latter part of December, the Fund moved to an inverse position which it continued into the New Year, prepared for further market sell-off. The subsequent market rebound caused some drag on performance near the beginning of the quarter. The Fund moved to one-time long once more at the beginning of February, remaining there for the rest of the quarter. The Fund began the second quarter fully leveraged at two-times the NASDAQ 100. Midway through May, however, market conditions deteriorated, and the Fund responded by switching to a one- time long exposure to reduce volatility and drawdown of the portfolio which it further decreased to 0.8-times the NASDAQ 100 through the end of May. The Fund achieved a fully leveraged two-times exposure once again at the end of the quarter. Greater exposure during falling markets and lesser exposure during market recoveries that occur quickly can cause a drag on portfolio performance. Whipsaw-type events such as the second quarter’s rebound can be among the most challenging for the Fund, while sustained bull and bear markets tend to work well with the Fund’s strategy.

Through changing market conditions, our primary focus remains the management of risk. If you have any questions about the Quantified Funds, please contact us at our website www.flexibleplan.com/market hotline.

Very truly yours,

Jerry Wagner	Catherine Ayers-Rigsby
Flexible Plan, Ltd.	Advisors Preferred, LLC
Sub-adviser	Adviser

Quantified Managed Income Fund

Portfolio Review (Unaudited)

June 30, 2019

The Fund’s performance figures* for the periods ended June 30, 2019, as compared to its benchmark:

		Annualized
				Since Inception	Since Inception
	One Year	Three Year	Five Year	March 18, 2016	August 9, 2013
Quantified Managed Income Fund - Investor Class	6.89%	3.29%	1.94%	N/A	2.25%
Quantified Managed Income Fund - Advisor Class	6.16%	2.55%	N/A	3.35%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index **	7.87%	2.31%	2.95%	2.98%	3.19%

Comparison of Change in Value of a $10,000 Investment.

Since Inception through June 30, 2019 +

+	Inception date is August 9, 2013

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s prospectus dated October 30, 2018, was 1.78% for Investor Class and 2.38% for Advisor Class shares. For performance information current to the most recent month-end, please call 1-855-647-8268. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-647-8268.

**	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Investors cannot invest directly in an index. It is also known as Bloomberg Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio holdings by types of investments as of June 30, 2019 are as follows:

Holdings by Type of Investment ^:	% of Net Assets
Exchange Traded Funds:
Debt Funds	73.0%
Equity Funds	4.9%
Common Stocks	19.9%
Money Market Funds	2.1%
Other Assets less Liabilities	0.1%
100.0%

^	The Holdings by Type of Investment detail does not include derivative exposure.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Quantified Managed Income Fund

PORTFOLIO OF INVESTMENTS

June 30, 2019

Shares		Value
	COMMON STOCKS - 19.9%
	BEVERAGES - 2.0%
9,017	PepsiCo, Inc.	$1,182,399

	CHEMICALS - 0.0%
24,273	A Schulman, Inc. - CVR*	—

	ENVIRONMENTAL CONTROL - 2.0%
10,456	Waste Management, Inc.	1,206,309

	FOOD - 2.0%
16,784	Sysco Corp.	1,186,964

	GAS - 1.9%
22,321	National Fuel Gas Co.	1,177,433

	INSURANCE - 2.0%
11,986	Marsh & McLennan Cos, Inc.	1,195,603

	REIT - 3.9%
188,248	New York Mortgage Trust, Inc.	1,167,138
4,906	Public Storage	1,168,462
		2,335,600
	RETAIL - 2.1%
14,800	Starbucks Corp.	1,240,684

	SOFTWARE - 4.0%
8,790	Jack Henry & Associates, Inc.	1,177,157
14,723	Paychex, Inc.	1,211,556
		2,388,713

	TOTAL COMMON STOCKS (Cost - $11,516,901)	11,913,705

	EXCHANGE TRADED FUNDS - 77.9%
	DEBT FUNDS - 73.0%
106,792	Invesco Emerging Markets Sovereign Debt ETF	3,101,240
93,216	Invesco Fundamental High Yield Corporate Bond ETF	1,766,443
85,085	iShares 7-10 Year Treasury Bond ETF	9,361,052
10,517	iShares Core U.S. Aggregate Bond ETF	1,171,068
52,912	iShares iBoxx $ Investment Grade Corporate Bond ETF	6,580,666
20,377	iShares iBoxx High Yield Corporate Bond ETF	1,776,467
35,005	JPMorgan Global Bond Opportunities ETF	1,771,778
11,726	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	1,177,290
21,764	SPDR Bloomberg Barclays High Yield Bond ETF	2,370,970
23,850	SPDR Doubleline Total Return Tactical ETF	1,170,320
143,114	Vanguard Intermediate-Term Bond ETF	12,379,361
14,119	Vanguard Total Bond Market ETF	1,172,865
		43,799,520
	EQUITY FUNDS - 4.9%
72,566	Arrow Dow Jones Global Yield ETF	1,185,003
52,886	SPDR SSgA Income Allocation ETF	1,760,580
		2,945,583

	TOTAL EXCHANGE TRADED FUNDS (Cost - $45,869,568)	46,745,103

	SHORT-TERM INVESTMENTS - 2.1%
	MONEY MARKET FUNDS - 2.1%
637,133	Fidelity Investments Money Market Funds - Government Portfolio - Class I 2.26% (a)	637,133
637,132	First American Government Obligations Fund - Class Z 2.26% (a)	637,132
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,274,265)	1,274,265

	TOTAL INVESTMENTS - 99.9% (Cost - $58,660,734)	$59,933,073
	OTHER ASSETS LESS LIABILITIES - 0.1%	72,408
	NET ASSETS - 100.0%	$60,005,481

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

*	Non-Income producing investment.

(a)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2019.

	FUTURES CONTRACT
	OPEN LONG FUTURES CONTRACT
No. of			Notional Value at	Unrealized
Contracts	Name	Expiration	June 30, 2019	Appreciation
13	Ultra U.S. Treasury T- Bonds	September-19	$2,308,313	$31,969

See accompanying notes to financial statements.

Quantified All-Cap Equity Fund

Portfolio Review (Unaudited)

June 30, 2019

The Fund’s performance figures* for the periods ended June 30, 2019, as compared to its benchmark:

		Annualized
				Since Inception	Since Inception
	One Year	Three Year	Five Year	March 18, 2016	August 9, 2013
Quantified All-Cap Equity Fund - Investor Class	(8.75)%	5.70%	3.24%	N/A	3.48%
Quantified All-Cap Equity Fund - Advisor Class	(9.45)%	5.00%	N/A	5.95%	N/A
S&P 500 Total Return Index **	10.42%	14.19%	10.71%	13.91%	12.14%

Comparison of Change in Value of a $10,000 Investment.

Since Inception through June 30, 2019 +

+	Inception date is August 9, 2013

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s prospectus dated October 30, 2018, was 1.55% for Investor Class and 2.15% for Advisor Class shares. For performance information current to the most recent month-end, please call 1-855-647-8268. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-647-8268.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors may not invest in an index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio holdings by types of investments as of June 30, 2019 are as follows:

Holdings by Sector ^:	% of Net Assets
Common Stocks	77.4%
Exchange Traded Funds:
Equity Funds	9.0%
Debt Funds	6.0%
Money Market Funds	5.1%
Other Assets Less Liabilities	2.5%
100.0%

^	The Holdings by type of Investment detail does not include derivative exposure.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Quantified All-Cap Equity Fund

PORTFOLIO OF INVESTMENTS

June 30, 2019

Shares		Value
	COMMON STOCKS - 77.4%
	AEROSPACE & DEFENSE - 0.6%
221	Lockheed Martin Corp.	$80,342

	AIRLINES - 0.6%
184	Allegiant Travel Co.	26,404
5,278	Controladora Vuela Cia de Aviacion SAB de CV - ADR *	49,508
		75,912
	APPAREL - 1.1%
830	Deckers Outdoor Corp. *	146,055

	AUTO MANUFACTURERS - 0.2%
659	General Motors Co.	25,391

	AUTO PARTS & EQUIPMENT - 1.0%
633	Aptiv PLC	51,165
3,386	Meritor, Inc. *	82,111
		133,276
	BANKS - 2.1%
338	City Holding Co.	25,776
715	Columbia Banking System, Inc.	25,869
601	CVB Financial Corp.	12,639
425	First Financial Bankshares, Inc.	13,086
132	First Republic Bank	12,890
408	HDFC Bank Ltd. - ADR	53,056
171	Independent Bank Corp.	13,022
117	JPMorgan Chase & Co.	13,081
1,370	Tompkins Financial Corp.	111,792
		281,211
	BEVERAGES - 3.9%
300	Diageo PLC - ADR	51,696
4,066	PepsiCo, Inc.	533,174
		584,870
	BIOTECHNOLOGY - 0.8%
163	Amgen, Inc.	30,038
376	Gilead Sciences, Inc.	25,403
1,498	Zai Lab Ltd. - ADR *	52,235
		107,676
	CHEMICALS - 1.2%
309	Ingevity Corp. *	32,498
291	LyondellBasell Industries NV	25,064
116	Rogers Corp. *	20,019
1,070	WR Grace & Co.	81,438
		159,019
	COMMERCIAL SERVICES - 5.8%
854	Avis Budget Group, Inc. *	30,027
454	Booz Allen Hamilton Holding Corp.	30,059
409	HMS Holdings Corp. *	13,248
351	Insperity, Inc.	42,871
1,699	MarketAxess Holdings, Inc.	546,093
396	Medifast, Inc.	50,807
1,452	Rent-A-Center, Inc. *	38,667
572	Thompson Reuters Corp.	36,871
		788,643
	COMPUTERS - 0.4%
883	WNS Holdings Ltd. - ADR *	52,274

	COSMETICS/PERSONAL CARE - 0.4%
829	Unilever PLC - ADR	51,373

	DISTRIBUTION/WHOLESALE - 1.0%
787	Fastenal Co.	25,648
402	IAA, Inc. *	15,590
402	KAR Auction Services, Inc.	10,050
432	Pool Corp.	82,512
		133,800
	DIVERSIFIED FINANCIAL SERVICES - 1.1%
723	Cohen & Steers, Inc.	37,191
306	Mastercard, Inc.	80,946
1,862	Navient Corp.	25,416
		143,553
	ELECTRIC - 0.2%
436	CMS Energy Corp.	25,249

	ELECTRONICS - 2.9%
349	Alarm.com Holdings, Inc. *	18,672
2,279	Brady Corp.	112,400
834	Honeywell International, Inc.	145,608
97	Mettler-Toledo International, Inc. *	81,480
330	OSI Systems, Inc. *	37,168
		395,328

See acompanying notes to financial statements.

Quantified All-Cap Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Shares		Value
	COMMON STOCKS - 77.4% (Continued)
	ENERGY-ALTERNATE SOURCES - 0.4%
2,464	JinkoSolar Holding Co. Ltd. - ADR *	$53,444

	ENTERTAINMENT - 0.5%
2,204	SeaWorld Entertainment, Inc. *	68,324

	FOOD- 6.2%
2,659	Campbell Soup Co.	106,546
2,029	General Mills, Inc.	106,563
8,521	Sysco Corp.	602,605
317	Tyson Foods, Inc.	25,595
		841,309
	GAS - 4.0%
10,146	National Fuel Gas Co.	535,202

	HEALTHCARE-PRODUCTS - 1.0%
129	Danaher Corp.	18,437
317	DENTSPLY SIRONA, Inc.	18,500
317	Insulet Corp. *	37,843
450	Repligen Corp. *	38,677
126	STERIS plc	18,759
		132,216
	HEALTHCARE-SERVICES - 0.3%
267	Molina Healthcare, Inc. *	38,218

	HOMEBUILDERS - 1.4%
56	NVR, Inc. *	188,734

	INSURANCE - 8.0%
2,673	Aflac, Inc.	146,507
8,953	AMERISAFE, Inc.	570,933
3,532	First American Financial Corp.	189,668
2,132	RLI Corp.	182,734
		1,089,842
	INTERNET - 0.8%
758	CDW Corp.	84,138
1,608	NIC, Inc.	25,792
		109,930
	IRON & STEEL - 0.2%
2,925	Cleveland-Cliffs, Inc. *	31,210

	LODGING - 0.8%
1,885	GreenTree Hospitality Group Ltd. - ADR	24,505
845	Hilton Worldwide Holdings, Inc.	82,590
		107,095
	MACHINERY-CONSTRUCTION & MINING - 0.4%
582	BWX Technologies, Inc.	30,322
792	Terex Corp.	24,869
		55,191
	MEDIA - 0.7%
868	Comcast Corp.	36,699
680	Sinclair Broadcast Group, Inc.	36,468
1,634	TEGNA, Inc.	24,755
		97,922
	METAL FABRICATE/HARWARE - 0.3%
719	Timken Co.	36,913

	MISCELLANEOUS MANUFACTURING - 0.3%
267	Carlisle Cos, Inc.	37,489

	OIL & GAS - 1.0%
879	Chevron Corp.	109,383
261	Phillips 66	24,414
		133,797
	PACKAGING & CONTAINERS - 4.0%
17,674	Silgan Holdings, Inc.	540,824

	PHARMACEUTICALS - 1.6%
1,933	AbbVie, Inc.	140,568
1,425	Dr. Reddy’s Laboratories Ltd. - ADR	53,395
495	Novo Nordisk A/S - ADR	25,265
		219,228
	REITS - 9.7%
803	American Assets Trust, Inc.	37,837
7,036	Xenia Hotels & Resorts, Inc.	146,701
86,491	New York Mortgage Trust, Inc.	536,244
27,066	PennyMac Mortgage Investment Trust	590,851
		1,311,633

See acompanying notes to financial statements.

Quantified All-Cap Equity Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Shares		Value
	COMMON STOCKS - 77.4% (Continued)
	RETAIL - 7.9%
9,113	Abercrombie & Fitch Co.	$146,173
369	Best Buy Co., Inc.	25,730
1,183	Children’s Place, Inc.	112,835
148	Cracker Barrel Old Country Store, Inc.	25,268
1,351	Designer Brands, Inc.	25,899
305	Lithia Motors, Inc.	36,228
145	Ollie’s Bargain Outlet Holdings, Inc. *	12,631
81	O’Reilly Automotive, Inc. *	29,915
1,115	Ruth’s Hospitality Group, Inc.	25,321
128	Shopify, Inc. *	38,419
6,821	Starbucks Corp.	571,804
240	TJX Cos, Inc.	12,691
		1,062,914
	SAVINGS & LOANS - 0.2%
2,334	Investors Bancorp, Inc.	26,024

	SEMICONDUCTORS - 0.8%
89	Broadcom, Inc.	25,620
249	MKS Instruments, Inc.	19,395
406	Semtech Corp. *	19,508
800	Teradyne, Inc.	38,328
		102,851
	SOFTWARE - 2.2%
605	Cadence Design Systems, Inc. *	42,840
223	Fair Isaac Corp. *	70,026
1,089	Monotype Imaging Holdings, Inc.	18,339
2,762	Progress Software Corp.	120,478
234	Veeva Systems, Inc. *	37,934
		289,617
	TELECOMMUNICATIONS - 1.4%
3,343	AT&T, Inc.	112,024
375	Nice Ltd. - ADR *	51,375
230	Ubiquiti Networks, Inc.	30,245
		193,644

	TOTAL COMMON STOCKS (Cost - $10,285,083)	10,487,543

	EXCHANGE TRADED FUNDS - 15.0%
	DEBT FUNDS - 6.0%
2,006	iShares 20+ Year Treasury Bond ETF	266,417
10,967	Direxion Daily 20 Year Plus Treasury Bull 3x Shares	273,078
2,954	ProShares Ultra 20+ Year Treasury	269,405
	TOTAL DEBT FUNDS (Cost - $764,702)	808,900

	EQUITY FUNDS - 9.0%
5,550	ProShares Ultra QQQ	532,855
5,463	ProShares Ultra S&P500	688,393
	TOTAL EQUITY FUNDS (Cost - $1,177,051)	1,221,248

	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,941,753)	2,030,148

	RIGHTS - 0.0%
8,999	Pan American Silver Corporation - CVR	5,774
	TOTAL RIGHTS (Cost - $6,396)

	SHORT-TERM INVESTMENTS - 5.1%
	MONEY MARKET FUNDS - 5.1%
347,810	Fidelity Investments Money Market Funds - Government Portfolio - Class I - 2.26% (a)	347,810
347,810	First American Government Obligations Fund - Class Z 2.26% (a)	347,810
	TOTAL SHORT-TERM INVESTMENTS (Cost - $695,620)	695,620

	TOTAL INVESTMENTS - 97.5% (Cost - $12,928,852)	$13,219,085
	OTHER ASSETS LESS LIABILITIES - 2.5%	333,656
	NET ASSETS - 100.0%	$13,552,741

*	Non-Income producing investment

ADR	American Depositary Receipt

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

(a)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2019.

	FUTURES CONTRACTS
	OPEN LONG FUTURES CONTRACTS
				Unrealized
No. of			Notional Value at	Appreciation/
Contracts	Name	Expiration	June 30, 2019	(Depreciation)
2	Nasdaq 100 E-mini	September-19	$307,750	$(1,440)
4	S&P 500 E-mini	September-19	588,840	9,790
				$8,350

See acompanying notes to financial statements.

Quantified Market Leaders Fund

Portfolio Review (Unaudited)

June 30, 2019

The Fund’s performance figures* for the periods ended June 30, 2019, as compared to its benchmark:

		Annualized
				Since Inception	Since Inception
	One Year	Three Year	Five Year	March 18, 2016	August 9, 2013
Quantified Market Leaders Fund - Investor Class	(6.18)%	9.04%	4.06%	N/A	5.48%
Quantified Market Leaders Fund - Advisor Class	(6.77)%	8.35%	N/A	8.54%	N/A
Wilshire 5000 Total Market Return Index **	8.77%	14.04%	9.98%	13.95%	11.51%

Comparison of Change in Value of a $10,000 Investment.

Since Inception through June 30, 2019 +

+	Inception date is August 9, 2013

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s prospectus dated October 30, 2018, was 1.76% for Investor Class and 2.36% for Advisor Class shares. For performance information current to the most recent month-end, please call 1-855-647-8268. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-647-8268.

**	The Wilshire 5000 Total Market Return Index or more simply the Wilshire 5000 is an unmanaged composite of U.S. traded equity securities with readily available price data and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors may not invest in an index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio holdings by types of investments as of June 30, 2019 are as follows:

Holdings by Type of Investment: ^	% of Net Assets
Exchange Traded Funds:
Equity Funds	78.5%
Money Market Funds	11.7%
Other Assets Less Liabilities	9.8%
100.0%

^	The Holdings by Type of Investment detail does not include derivative exposure.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Quantified Market Leaders Fund

PORTFOLIO OF INVESTMENTS

June 30, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 78.5%
	EQUITY FUNDS - 78.5%
378,392	iShares MSCI EAFE ETF	$24,871,706
279,111	iShares MSCI Emerging Markets ETF	11,976,653
183,532	iShares Russell 1000 Growth ETF	28,876,925
234,619	iShares U.S. Financials ETF	29,468,147
330,888	iShares U.S. Real Estate ETF	28,889,831
	TOTAL EXCHANGE TRADED FUNDS (Cost - $121,574,484)	124,083,262

	SHORT-TERM INVESTMENTS - 11.7%
	MONEY MARKET FUNDS - 11.7%
9,217,724	Fidelity Investments Money Market Funds - Government Portfolio - Class I 2.26%(a)	9,217,724
9,217,723	First American Government Obligations Fund - Class Z 2.26% (a)	9,217,723
	TOTAL SHORT-TERM INVESTMENTS (Cost - $18,435,447)	18,435,447

	TOTAL INVESTMENTS - 90.2% (Cost - $140,009,931)	$142,518,709
	OTHER ASSETS LESS LIABILITIES - 9.8%	15,508,841
	NET ASSETS - 100.0%	$158,027,550

ETF	Exchange Traded Fund

(a)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2019.

TOTAL RETURN SWAPS
						Unrealized
	Number of	Notional Amount		Termination		Appreciation
Reference Entity *	Shares	at June 30, 2019	Interest Rate Payable (1)	Date	Counterparty	/(Depreciation)
First Trust DJ Internet Index Fund	207,307	$29,814,893	1-Mth USD_LIBOR plus 20 bp	7/13/2020	BRC	$—
iShares Expanded Tech- Software Sector ETF	28,347	6,192,686	1-Mth USD_LIBOR plus 20 bp	7/13/2020	BRC	—
iShares Russell 1000 Growth ETF	43,267	6,807,630	1-Mth USD_LIBOR plus 20 bp	7/13/2020	BRC	—
iShares Russell Mid-Cap Growth ETF	334,675	47,721,308	1-Mth USD_LIBOR plus 20 bp	7/13/2020	BRC	—
iShares U.S. Technology ETF	120,356	23,817,249	1-Mth USD_LIBOR plus 20 bp	7/13/2020	BRC	—
Total						$—

BRC - Barclays Capital Inc.

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

LIBOR - London Interbank Offered Rate

*	Swap contract reset at June 30, 2019.

See accompanying notes to financial statements.

Quantified Alternative Investment Fund

Portfolio Review (Unaudited)

June 30, 2019

The Fund’s performance figures* for the periods ended June 30, 2019, as compared to its benchmark:

		Annualized
				Since Inception	Since Inception
	One Year	Three Year	Five Year	March 18, 2016	August 9, 2013
Quantified Alternative Investment Fund - Investor Class	0.28%	2.38%	0.17%	N/A	2.05%
Quantified Alternative Investment Fund - Advisor Class	(0.43)%	1.74%	N/A	2.27%	N/A
S&P 500 Total Return Index **	10.42%	14.19%	10.71%	13.91%	12.14%

Comparison of Change in Value of a $10,000 Investment.

Since Inception through June 30, 2019 +

+	Inception date is August 9, 2013

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s prospectus dated October 30, 2018, was 2.07% for Investor Class and 2.67% for Advisor Class shares. For performance information current to the most recent month-end, please call 1-855-647-8268. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-647-8268.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This Index is widely used by professional investors as a performance benchmark for Large-Cap stocks. Investors may not invest in an index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio holdings by types of investments as of June 30, 2019 are as follows:

Holdings by Type of Investment: ^	% of Net Assets
Exchange Traded Funds:
Equity Funds	68.3%
Alternative Funds	3.4%
Open-End Mutual Funds:
Alternative Funds	8.0%
Debt Funds	1.2%
Equity Funds	8.2%
Money Market Funds	9.1%
Other Assets less Liabilities	1.8%
100.0%

^	The Holdings by Type of Investment detail does not include derivative exposure.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Quantified Alternative Investment Fund

PORTFOLIO OF INVESTMENTS

June 30, 2019

Shares		Value
	OPEN-END MUTUAL FUNDS - 17.4%
	ALTERNATIVE FUNDS - 8.0%
7,101	Guggenheim Multi-Hedge Strategies Fund - Class H	$175,395
24,104	KCM Macro Trends Fund - Class R1	273,339
14,917	Merger Fund - Investor Class	250,902
		699,636
	DEBT FUND - 1.2%
6,509	BNY Mellon Dynamic Total Return Fund - Class I	106,162

	EQUITY FUND - 8.2%
10,031	ACM Dynamic Opportunity Fund - Class A	179,755
21,620	Glenmede Secured Options Portfolio	268,953
6,569	Permanent Portfolio - Class I	261,118
		709,826

	TOTAL OPEN-END MUTUAL FUNDS (Cost - $1,471,247)	1,515,624

	EXCHANGE TRADED FUNDS - 71.7%
	ALTERNATIVE FUNDS - 3.4%
3,668	First Trust Long/Short Equity ETF	147,600
2,051	IQ Hedge Multi-Strategy Tracker ETF	62,391
2,808	IQ Merger Arbitrage ETF	88,592
		298,583
	EQUITY FUNDS - 68.3%
333	Direxion All Cap Insider Sentiment Shares	12,988
5,659	Fidelity MSCI Utilities Index ETF	222,229
18,402	First Trust Global Wind Energy ETF	245,672
2,292	First Trust Industrials/Producer Durables AlphaDEX Fund	97,181
1,267	First Trust NASDAQ Clean Edge Green Energy Index Fund	26,848
165	First Trust NASDAQ-100-Technology Sector Index Fund	14,106
134	First Trust Technology AlphaDEX Fund	8,916
1,352	Invesco Aerospace & Defense ETF	87,799
4,119	Invesco BuyBack Achievers ETF	258,097
724	Invesco Cleantech ETF	33,009
1,406	Invesco Dynamic Media ETF	46,706
664	Invesco Dynamic Software ETF *	63,631
22,829	Invesco Global Listed Private Equity ETF	272,578
418	Invesco S&P 500 Equal Weight Consumer Discretionary ETF	43,798
582	Invesco S&P 500 Equal Weight Technology ETF	103,258
2,439	Invesco Solar ETF	68,951
10,677	Invesco Water Resources ETF	380,208
3,438	Invesco WilderHill Clean Energy ETF	102,143
1,114	iShares Cohen & Steers REIT ETF	125,492
343	iShares Expanded Tech-Software Sector ETF	74,932
29,844	iShares Global Clean Energy ETF	317,540
1,623	iShares Global Consumer Discretionary ETF	192,347
566	iShares Global Tech ETF	101,614
3,157	iShares Global Utilities ETF	172,309
219	iShares Residential Real Estate ETF	15,969
217	iShares U.S. Industrials ETF	34,342
3,067	iShares U.S. Real Estate ETF	267,780
208	iShares U.S. Technology ETF	41,161
659	iShares U.S. Utilities ETF	99,371
6,729	Real Estate Select Sector SPDR Fund	247,425
8,698	SPDR S&P Homebuilders ETF	362,533
3,004	SPDR SSgA Global Allocation ETF	115,004
8,872	SPDR SSgA Income Allocation ETF	295,350
1,548	SPDR SSgA Multi-Asset Real Return ETF	39,056
2,560	Technology Select Sector SPDR Fund	199,783
4,807	Utilities Select Sector SPDR Fund	286,642
4,366	VanEck Vectors Agribusiness ETF	291,649
1,023	Vanguard Consumer Discretionary ETF	183,516
828	Vanguard Information Technology ETF	174,617
1,913	Vanguard Real Estate ETF	167,196
324	Vanguard Utilities ETF	43,069
		5,936,815

	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,063,212)	6,235,398

See accompanying notes to financial statements.

Quantified Alternative Investment Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Shares		Value
	SHORT-TERM INVESTMENTS - 9.1%
	MONEY MARKET FUNDS - 9.1%
394,992	Fidelity Investments Money Market Funds - Government Portfolio - Class I 2.26% (a)	$394,992
394,992	First American Government Obligations Fund - Class Z 2.26% (a)	394,992
	TOTAL SHORT-TERM INVESTMENTS (Cost - $789,984)	789,984

	TOTAL INVESTMENTS - 98.2% (Cost - $8,324,443)	$8,541,006
	OTHER ASSETS LESS LIABILITIES - 1.8%	155,769
	NET ASSETS - 100.0%	$8,696,775

*	Non-Income producing investment

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

(a)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2019.

	FUTURES CONTRACTS
	OPEN LONG FUTURES CONTRACTS
No. of			Notional Value at	Unrealized
Contracts	Name	Expiration	June 30, 2019	(Depreciation)
2	NASDAQ 100 E-Mini	September-19	$307,750	$(1,440)

See accompanying notes to financial statements.

Quantified STF Fund

Portfolio Review (Unaudited)

June 30, 2019

The Fund’s performance figures* for the periods ended June 30, 2019, as compared to its benchmark:

		Annualized
			Since Inception
	One Year	Three Year	November 13, 2015
Quantified STF Fund - Investor Class	(3.12)%	17.80%	8.60%
Quantified STF Fund - Advisor Class	(3.65)%	17.15%	8.06%
Nasdaq 100 Total Return Index **	10.16%	21.56%	17.17%

Comparison of Change in Value of a $10,000 Investment.

Since Inception through June 30, 2019 +

+	Inception date is November 13, 2015

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual fund operating expense ratio, as provided in the Fund’s prospectus dated October 30, 2018, was 1.71% for Investor Class and 2.31% for Advisor Class shares. For performance information current to the most recent month-end, please call 1-855-647-8268. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus may be obtained by calling 1-855-647-8268.

**	The Nasdaq 100 Total Return Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Index composition is reviewed on an annual basis in December. Investors may not invest in an index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

Portfolio holdings by types of investments as of June 30, 2019 are as follows:

Holdings by Sector: ^	% of Net Assets
Exchange Traded Funds:
Debt Funds	18.7%
Equity Fund	0.4%
Bonds & Notes	43.5%
Certificates of Deposit	24.1%
Money Market Funds	0.5%
Other Assets less Liabilities	12.8%
100.0%

^    The Holdings by Type of Investment detail does not include derivative exposure.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Quantified STF Fund

PORTFOLIO OF INVESTMENTS

June 30, 2019

Principal		Interest
Amount ($)		Rate (%)	Maturity	Value
	BONDS & NOTES - 43.5%
	AIRLINES - 1.4%
1,000,000	Southwest Airlines Co.	2.6500	11/5/2020	$1,004,387

	AUTO MANUFACTURERS - 0.7%
500,000	Ford Motor Credit Co. LLC	3.1570	8/4/2020	501,975

	BANKS - 13.5%
1,000,000	Bank of America Corp.	2.1510	11/9/2020	997,148
1,000,000	Barclays Bank PLC	2.3750	10/27/2020	974,415
1,000,000	Citigroup, Inc.	2.5000	7/29/2019	1,000,120
500,000	Credit Suisse Group Funding Guernsey Ltd.	3.1250	12/10/2020	504,034
1,000,000	Goldman Sachs Group, Inc.	2.8750	2/25/2021	1,007,496
1,000,000	HSBC USA, Inc.	2.3500	3/5/2020	1,000,253
1,000,000	Royal Bank of Canada	2.5000	1/19/2021	1,004,581
1,000,000	Skandinaviska Enskilda Banken AB	2.6250	3/15/2021	1,003,843
1,000,000	Toronto-Dominion Bank	2.5000	3/31/2021	990,992
1,000,000	Wells Fargo & Co.	2.5500	12/7/2020	1,003,133
				9,486,015
	DIVERSIFIED FINANCIAL SERVICES - 1.4%
1,000,000	International Exchange, Inc.	2.7500	12/1/2020	1,006,820

	FOOD - 4.3%
1,000,000	General Mills, Inc.	2.2000	10/21/2019	998,763
1,000,000	Kellogg Co.	4.0000	12/15/2020	1,023,457
1,000,000	Kroger Co.	3.3000	1/15/2021	1,012,868
				3,035,088
	HEALTHCARE - PRODUCTS - 1.4%
1,000,000	Zimmer Biomet Holdings, Inc.	2.7000	4/1/2020	1,001,374

	HEALTHCARE - SERVICES - 2.8%
1,000,000	Quest Diagnostics, Inc.	2.5000	3/30/2020	998,957
1,000,000	UnitedHealth Group, Inc.	2.1250	3/15/2021	998,470
				1,997,427
	INSURANCE - 2.9%
1,000,000	American International Group, Inc.	3.3750	8/15/2020	1,011,144
1,000,000	Prudential Financial, Inc.	2.3500	8/15/2019	999,945
				2,011,089
	LEISURE TIME - 1.5%
1,000,000	Carnival Corp.	3.9500	10/15/2020	1,020,356

	MACHINERY- CONSTRUCTION & MINING - 1.4%
1,000,000	Caterpillar Financial Services Corp.	2.5000	11/13/2020	1,003,511

	OFFICE/BUSINESS EQUIPMENT - 1.4%
1,000,000	Xerox Corp.	2.8000	5/15/2020	1,000,200

	PHARMACEUTICALS - 4.3%
1,000,000	AbbVie, Inc.	2.3000	5/14/2021	994,287
1,000,000	AstraZeneca PLC	1.9500	9/18/2019	999,107
500,000	Mead Johnson Nutrition Co.	3.0000	11/15/2020	504,683
500,000	Medco Health Solutions, Inc.	4.1250	9/15/2020	509,585
				3,007,662

See accompanying notes to financial statements.

Quantified STF Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Principal		Interest
Amount ($)		Rate (%)	Maturity	Value
	BONDS & NOTES - 43.5% (Continued)
	RETAIL - 2.2%
500,000	Home Depot, Inc.	2.0000	4/1/2021	$499,964
1,000,000	McDonald’s Corp.	3.5000	7/15/2020	1,011,860
				1,511,824
	SEMICONDUCTORS - 1.4%
1,000,000	KLA-Tencor Corp.	3.3750	11/1/2019	1,001,906

	SOVEREIGN - 1.5%
1,000,000	Export-Import Bank of Korea	4.0000	1/29/2021	1,026,226

	TELECOMMUNICATIONS - 1.4%
1,000,000	AT&T, Inc.	2.4500	6/30/2020	999,780

	TOTAL BONDS & NOTES (Cost - $30,641,196)			30,615,640

	CERTIFICATES OF DEPOSIT - 24.1%
	BANKS - 23.0%
1,000,000	Ally Bank	2.2000	12/28/2020	1,000,383
1,000,000	American Express National Bank	2.0500	11/25/2019	999,367
1,000,000	Bar Harbor Bank & Trust	2.2000	12/29/2020	1,000,383
500,000	Barclays Bank Delaware	1.9500	10/26/2020	498,561
500,000	Capital One NA	1.9500	9/28/2020	498,656
1,000,000	Comenity Capital Bank	1.6500	3/18/2021	995,258
1,000,000	ConnectOne Bank	2.2000	12/28/2020	1,000,383
1,000,000	Discover Bank	1.9500	10/5/2020	997,265
250,000	FirstBank Puerto Rico	1.9500	10/13/2020	249,306
1,000,000	Goldman Sachs Bank USA/New York NY	2.2500	12/9/2020	1,000,669
1,000,000	Goldman Sachs Bank USA/New York NY	2.0500	1/13/2020	999,673
1,000,000	JPMorgan Chase Bank NA	1.5000	2/10/2021	997,600
500,000	Merrick Bank Corp/South Jordan UT	1.9000	10/30/2020	498,223
1,000,000	Morgan Stanley Bank NA	2.3000	1/11/2021	1,001,873
500,000	MountainOne Bank	2.4000	2/16/2021	500,043
1,000,000	Sallie Mae Bank	2.1500	1/20/2021	999,601
1,000,000	State Bank of India/Chicago IL	2.1500	12/16/2019	999,454
1,000,000	UBS Bank USA	1.6500	6/7/2021	988,868
1,000,000	World’s Foremost Bank	1.7000	6/9/2021	988,839
				16,214,405
	DIVERSIFIED FINANCIAL SERVICES - 0.7%
500,000	Capital One Bank USA NA	1.9500	9/28/2020	498,656

	SAVINGS & LOANS - 0.4%
250,000	Third Federal Savings & Loan Association of Cleveland	1.9500	10/27/2020	249,279

	TOTAL CERTIFICATES OF DEPOSIT (Cost - $16,999,948)			16,962,340

See accompanying notes to financial statements.

Quantified STF Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 19.1%
	DEBT FUNDS - 18.7%
175,100	Invesco BulletShares 2019 Corporate Bond ETF	$3,692,859
221,300	Invesco BulletShares 2020 Corporate Bond ETF	4,704,838
174,400	Invesco BulletShares 2021 Corporate Bond ETF	3,695,536
10,700	Invesco Ultra Short Duration ETF	538,959
17,200	SPDR Portfolio Short Term Corporate Bond ETF	529,416
		13,161,608
	EQUITY FUND - 0.4%
1,500	Invesco QQQ Trust Series 1	280,110

	TOTAL EXCHANGE TRADED FUNDS (Cost - $13,374,344)	13,441,718

	SHORT-TERM INVESTMENTS - 0.5%
	MONEY MARKET FUNDS - 0.5%
155,331	Fidelity Investments Money Market Funds - Government Portfolio - Class I 2.26% (a)	155,331
155,330	First American Government Obligations Fund - Class Z 2.26% (a)	155,330
	TOTAL SHORT-TERM INVESTMENTS (Cost - $310,661)	310,661

	TOTAL INVESTMENTS - 87.2% (Cost - $61,326,149)	$61,330,359
	OTHER ASSETS LESS LIABILITIES - 12.8%	9,028,981
	NET ASSETS - 100.0%	$70,359,340

ETF	Exchange Traded Fund

(a)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2019.

	FUTURES CONTRACTS
	OPEN LONG FUTURES CONTRACTS
No. of			Notional Value at	Unrealized
Contracts	Name	Expiration	June 30, 2019	Appreciation
916	Nasdaq 100 E-Mini	September-19	$140,949,500	$1,036,098

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2019

	Quantified	Quantified	Quantified	Quantified	Quantified
	Managed	All-Cap	Market Leaders	Alternative	STF
	Income Fund	Equity Fund	Fund	Investment Fund	Fund
Assets:
Investment securities:
At cost	$58,660,734	$12,928,852	$140,009,931	$8,324,443	$61,326,149
At value	$59,933,073	$13,219,085	$142,518,709	$8,541,006	$61,330,359
Cash collateral for swaps	—	—	14,010,000	—	—
Deposits with brokers for futures	556,828	103,056	—	159,267	7,821,702
Receivable:
Unrealized appreciation on futures	31,969	9,790	—	—	1,036,098
Securities sold	4,688,241	—	—	—	83,203
Dividends and Interest	52,124	36,063	25,747	3,259	290,145
Fund shares sold	38,841	192,701	309,272	317	112,518
Receivable for swaps	—	—	1,505,433	—	—
Prepaid expenses and other assets	18,099	12,867	16,456	11,207	13,258
Total Assets	65,319,175	13,573,562	158,385,617	8,715,056	70,687,283

Liabilities:
Payables:
Securities purchased	4,735,231	—	—	—	45,800
Unrealized depreciation on futures	—	1,440	—	1,440	—
Investment advisory fees	32,460	8,208	95,172	2,264	58,621
Fund shares redeemed	514,959	1,738	170,806	9,112	184,586
Distributions (12b-1) fees	12,113	9,435	51,317	3,086	14,726
Payable to related parties	12,439	—	33,378	1,864	15,425
Shareholder service fees - Investor Class	6,492	—	7,394	515	8,785
Total Liabilities	5,313,694	20,821	358,067	18,281	327,943

Net Assets	$60,005,481	$13,552,741	$158,027,550	$8,696,775	$70,359,340

Net Assets Consist of:
Capital Stock	59,572,950	$15,330,902	165,837,327	9,006,953	$73,190,239
Accumulated earnings (losses)	432,531	$(1,778,161)	(7,809,777)	(310,178)	$(2,830,899)
Net Assets	$60,005,481	$13,552,741	$158,027,550	$8,696,775	$70,359,340

Net Asset Value Per Share
Investor Class Shares:
Net Assets	$59,435,229	$13,475,843	$157,573,000	$8,681,798	$70,238,483
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	6,095,378	1,486,389	16,807,368	916,270	7,386,503
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$9.75	$9.07	$9.38	$9.48	$9.51
Advisor Class Shares:
Net Assets	$570,252	$76,898	$454,550	$14,977	$120,857
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	58,777	8,617	48,864	1,602	12,986
Net asset value, (Net Assets ÷ Shares Outstanding), offering and redemption price per share	$9.70	$8.92	$9.30	$9.35	$9.31

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2019

	Quantified	Quantified	Quantified	Quantified	Quantified
	Managed	All-Cap	Market Leaders	Alternative	STF
	Income Fund	Equity Fund	Fund	Investment Fund	Fund

Investment Income
Dividends (net of foreign tax withholdings $0, $2,176, $0, $0 and $0, respectively)	$2,460,676	$254,132	$2,280,208	$148,252	$324,169
Interest	44,231	39,656	459,314	36,317	1,439,990
Total Investment Income	2,504,907	293,788	2,739,522	184,569	1,764,159

Expenses
Investment advisory fees	366,525	108,518	924,799	65,043	849,780
Administration fees	127,829	37,859	322,499	22,682	222,211
Distribution (12b-1) fees
Investor	121,140	35,899	306,823	21,646	211,342
Advisor	4,138	1,099	5,774	141	2,528
Third party administrative services fees - Investor Class	72,684	21,539	184,093	12,988	127,182
Trustee fees and expenses	565	565	565	565	565
Total Operating Expenses	692,881	205,479	1,744,553	123,065	1,413,608

Net Investment Income	1,812,026	88,309	994,969	61,504	350,551

Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps
Net realized gain (loss) from:
Investments	399,389	(1,418,174)	(7,614,635)	(316,693)	47,361
Futures	369,971	(3,875)	—	(29,043)	(7,148,043)
Swaps	—	—	2,195,288	—	—
Capital gain distributions from investments	4,225	—	—	15,129	118
	773,585	(1,422,049)	(5,419,347)	(330,607)	(7,100,564)
Net change in unrealized appreciation (depreciation) on:
Investments	1,519,644	(85,907)	1,050,272	269,216	943,688
Futures	(16,562)	20,475	—	6,565	3,969,851
Swaps	—	—	(5,070,441)	—	—
	1,503,082	(65,432)	(4,020,169)	275,781	4,913,539

Net Realized and Unrealized Gain (Loss) on Investments, Futures and Swaps	2,276,667	(1,487,481)	(9,439,516)	(54,826)	(2,187,025)

Net Increase (Decrease) in Net Assets Resulting From Operations	$4,088,693	$(1,399,172)	$(8,444,547)	$6,678	$(1,836,474)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Quantified Managed Income Fund		Quantified All-Cap Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$1,812,026	$1,005,985	$88,309	$902
Net realized gain (loss) from investments and futures	773,585	(993,854)	(1,422,049)	618,216
Net change in unrealized appreciation (depreciation) on investments and futures	1,503,082	(550,213)	(65,432)	305,500
Net Increase (Decrease) in Net Assets
Resulting From Operations	4,088,693	(538,082)	(1,399,172)	924,618

Distributions to Shareholders from:
Net investment income:
Investor Class	—	(959,218)	—	(21,961)
Advisor Class	—	(2,260)	—	—
Net realized gains:
Investor Class	—	—	—	(1,407,420)
Advisor Class	—	—	—	(14,971)
Total Distributions Paid*
Investor Class	(988,546)	—	(954,598)	—
Advisor Class	(7,826)	—	(5,655)	—
Total Distributions to Shareholders	(996,372)	(961,478)	(960,253)	(1,444,352)

Shares of Beneficial Interest:
Proceeds from shares sold
Investor Class	128,886,581	101,900,248	13,262,602	7,573,953
Advisor Class	1,084,681	1,033,718	31,671	91,032
Net asset value of shares issued in reinvestment of distributions
Investor Class	988,546	959,218	954,598	1,429,380
Advisor Class	7,826	2,260	5,655	14,971
Payments for shares redeemed
Investor Class	(113,989,943)	(103,166,775)	(10,585,490)	(6,342,966)
Advisor Class	(956,445)	(877,973)	(117,009)	(21,587)
Total Increase (Decrease) in Net Assets From Shares of Beneficial Interest	16,021,246	(149,304)	3,552,027	2,744,783

Total Increase (Decrease) in Net Assets	19,113,567	(1,648,864)	1,192,602	2,225,049

Net Assets:
Beginning of Year	40,891,914	42,540,778	12,360,139	10,135,090
End of Year **	$60,005,481	$40,891,914	$13,552,741	$12,360,139

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes accumulated undistributed net investment income of $998,405 and $16,094, respectively, as of June 30, 2018.

Share Activity
Investor Class:
Shares Sold	13,726,634	10,777,446	1,346,836	713,706
Shares issued in reinvestments of Distributions	110,452	100,547	112,042	134,720
Shares Redeemed	(12,090,394)	(10,915,133)	(1,113,821)	(591,477)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	1,746,692	(37,140)	345,057	256,949

Advisor Class:
Shares Sold	114,877	109,989	3,012	8,601
Shares issued in reinvestments of Distributions	875	237	672	1,424
Shares Redeemed	(101,736)	(93,464)	(10,964)	(1,967)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	14,016	16,762	(7,280)	8,058

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Quantified Market Leaders Fund		Quantified Alternative Investment Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$994,969	$(421,497)	$61,504	$99,753
Net realized gain (loss) from investments, futures, and swaps	(5,419,347)	13,864,089	(330,607)	172,914
Net change in unrealized appreciation (depreciation) on investments, futures and swaps	(4,020,169)	4,599,901	275,781	(133,255)
Net Increase (decrease) in Net Assets
Resulting From Operations	(8,444,547)	18,042,493	6,678	139,412

Distributions to Shareholders from:
Net investment income:
Investor Class	—	(2,066,095)	—	(149,933)
Advisor Class	—	(13,968)	—	(303)
Net realized gains:
Investor Class	—	(7,773,210)	—	(150,508)
Advisor Class	—	(63,242)	—	(474)
Total Distributions Paid*
Investor Class	(14,368,410)	—	(5,603)	—
Advisor Class	(45,422)	—	—	—
Total Distributions to Shareholders	(14,413,832)	(9,916,515)	(5,603)	(301,218)

Shares of Beneficial Interest:
Proceeds from shares sold
Investor Class	223,992,085	114,096,041	4,177,618	4,470,373
Advisor Class	850,075	911,486	6,316	11,952
Net asset value of shares issued in reinvestment of distributions
Investor Class	14,368,410	9,838,837	5,600	300,442
Advisor Class	45,422	77,211	—	777
Payments for shares redeemed
Investor Class	(160,200,578)	(99,776,590)	(4,594,340)	(4,154,090)
Advisor Class	(1,016,175)	(845,537)	(6,929)	(15,111)
Total Increase (Decrease) in Net Assets From Shares of Beneficial Interest	78,039,239	24,301,448	(411,735)	614,343

Total Increase (Decrease) in Net Assets	55,180,860	32,427,426	(410,660)	452,537

Net Assets:
Beginning of Year	102,846,690	70,419,264	9,107,435	8,654,898
End of Year **	$158,027,550	$102,846,690	$8,696,775	$9,107,435

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes accumulated undistributed net investment loss of $3,782,832 and $13,167, respectively, as of June 30, 2018.

Share Activity
Investor Class:
Shares Sold	22,364,234	10,043,663	441,250	445,463
Shares issued in reinvestments of Distributions	1,729,044	878,467	621	29,925
Shares Redeemed	(16,118,020)	(8,526,449)	(486,258)	(424,611)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	7,975,258	2,395,681	(44,387)	50,777

Advisor Class:
Shares Sold	86,534	80,861	671	1,229
Shares issued in reinvestments of Distributions	5,492	6,969	—	78
Shares Redeemed	(100,139)	(73,511)	(737)	(1,588)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(8,113)	14,319	(66)	(281)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Quantified STF Fund
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income	$350,551	$126,751
Net realized gain (loss) from investments and futures	(7,100,564)	15,844,697
Net change in unrealized appreciation on investments and futures	4,913,539	3,239,920
Net Increase (Decrease) in Net Assets Resulting From Operations	(1,836,474)	19,211,368

Distributions to Shareholders from:
Net realized gains:
Investor Class	—	(30,779,888)
Advisor Class	—	(76,386)
Total Distributions Paid*
Investor Class	(2,069,028)	—
Advisor Class	(4,245)	—
Total Distributions to Shareholders	(2,073,273)	(30,856,274)

Shares of Beneficial Interest:
Proceeds from shares sold:
Investor Class	25,503,036	49,606,368
Advisor Class	124,374	561,091
Net asset value of shares issued in reinvestment of distributions:
Investor Class	2,056,813	30,703,153
Advisor Class	4,144	61,460
Payments for shares redeemed
Investor Class	(46,083,080)	(64,776,595)
Advisor Class	(261,486)	(403,388)
Total Increase (Decrease) in Net Assets From Shares of Beneficial Interest	(18,656,199)	15,752,089

Total Increase (Decrease) in Net Assets	(22,565,946)	4,107,183

Net Assets:
Beginning of Year	92,925,286	88,818,103
End of Year **	$70,359,340	$92,925,286

*	Distributions from net investment income and net realized capital gains are combined for the year ended June 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes accumulated undistributed net investment income of $126,751 as of June 30, 2018.

Share Activity
Investor Class:
Shares Sold	2,620,906	4,313,471
Shares issued in reinvestments of Distributions	205,681	2,957,915
Shares Redeemed	(4,661,440)	(5,953,202)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(1,834,853)	1,318,184

Share Activity
Advisor Class:
Shares Sold	11,905	49,788
Shares issued in reinvestments of Distributions	422	6,002
Shares Redeemed	(25,802)	(40,289)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(13,475)	15,501

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Quantified Managed Income Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year or period.

	Investor Class					Advisor Class
						Year Ended			Period Ended
	Year Ended June 30,					June 30,			June 30,
	2019	2018	2017	2016	2015	2019	2018	2017	2016 (1)

Net asset value, beginning of year or period	$9.31	$9.64	$9.35	$9.35	$10.27	$9.28	$9.54	$9.34	$9.04
Activity from investment operations:
Net investment income (2)	0.35	0.22	0.22	0.13	0.20	0.30	0.15	0.14	0.04
Net realized and unrealized gain (loss) on investments futures and distributions from underlying investment companies	0.28	(0.31)	0.16	0.22	(0.58)	0.26	(0.31)	0.17	0.26
Total from investment operations	0.63	(0.09)	0.38	0.35	(0.38)	0.56	(0.16)	0.31	0.30
Distributions to Shareholders:
Net investment income	(0.19)	(0.24)	(0.09)	(0.35)	(0.18)	(0.14)	(0.10)	(0.11)	—
Net realized gains	—	—	—	—	(0.36)	—	—	—	—
Total distributions	(0.19)	(0.24)	(0.09)	(0.35)	(0.54)	(0.14)	(0.10)	(0.11)	—
Net asset value, end of year or period	$9.75	$9.31	$9.64	$9.35	$9.35	$9.70	$9.28	$9.54	$9.34

Total return (3)	6.89%	(0.99)%	4.13%	3.89%	(3.84)%	6.16%	(1.67)%	3.31%	3.32	% (4)
Net assets, end of year or period (in 000s)	$59,435	$40,477	$42,274	$38,693	$32,401	$570	$415	$267	$75

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5)	1.42%	1.41%	1.41%	1.44%	1.44%	2.02%	2.01%	2.01%	2.04	% (6)
Ratio of net investment income to average net assets (5,7)	3.72%	2.31%	2.31%	1.40%	2.04%	3.24%	1.59%	1.40%	1.65	% (6)
Portfolio turnover rate	640%	638%	491%	718%	872%	640%	638%	491%	718	% (4)

(1)	The Fund commenced operations on August 9, 2013. Advisor Class commenced operations on March 18, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Total return shown assumes the reinvestment of all distributions.

(4)	Not Annualized.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Quantified All-Cap Equity Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year or period.

	Investor Class					Advisor Class
						Year Ended			Period Ended
	Year Ended June 30,					June 30,			June 30,
	2019	2018	2017	2016	2015	2019	2018	2017	2016 (1)

Net asset value, beginning of year or period	$10.68	$11.36	$9.65	$9.78	$10.20	$10.55	$11.27	$9.64	$9.23
Activity from investment operations
Net investment income (loss) (2)	0.06	0.00 (9)	0.01	0.03	(0.02)	(0.02)	(0.06)	(0.07)	0.02
Net realized and unrealized gain (loss) on investments and futures	(1.03)	1.12	1.70	(0.16)	0.09 (3)	(1.01)	1.11	1.70	0.39	(3)
Total from investment operations	(0.97)	1.12	1.71	(0.13)	0.07	(1.03)	1.05	1.63	0.41
Distributions to Shareholders:
Net investment income	(0.04)	(0.03)	—	—	(0.02)	—	—	—	—
Net realized gains	(0.60)	(1.77)	—	—	(0.47)	(0.60)	(1.77)	—	—
Total distributions	(0.64)	(1.80)	—	—	(0.49)	(0.60)	(1.77)	—	—
Net asset value, end of year or period	$9.07	$10.68	$11.36	$9.65	$9.78	$8.92	$10.55	$11.27	$9.64

Total return (4)	(8.75)%	9.93%	17.72%	(1.33)%	0.68%	(9.45)%	9.37%	16.91%	4.44	% (5)
Net assets, end of year or period (in 000s)	$13,476	$12,192	$10,047	$3,020	$5,915	$77	$168	$88	$27

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6)	1.42%	1.42%	1.41%	1.46%	1.45%	2.02%	2.02%	2.01%	2.04	% (7)
Ratio of net investment income (loss) to average net assets (6,8)	0.62%	0.01%	0.09%	0.27%	(0.16)%	(0.22)%	(0.59)%	(0.63)%	0.78	% (7)
Portfolio turnover rate	962%	942%	1,018%	961%	1,429%	962%	942%	1,018%	961	% (5)

(1)	The Fund commenced operations on August 9, 2013. Advisor Class commenced operations on March 18, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statements of operations due to share transactions for the period.

(4)	Total return shown assumes the reinvestment of all distributions.

(5)	Not Annualized.

(6)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Annualized.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Quantified Market Leaders Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year or period.

	Investor Class							Advisor Class
								Year Ended			Period Ended
	Year ended June 30,							June 30,			June 30,
	2019	2018	2017		2016		2015	2019	2018	2017	2016 (1)

Net asset value, beginning of year or period	$11.57	$10.87	$9.60		$10.21		$11.09	$11.41	$10.76	$9.58	$9.31
Activity from investment operations:
Net investment income (loss) (2)	0.08	(0.06)	0.05		(0.01)		(0.06)	(0.01)	(0.12)	0.01	0.03
Net realized and unrealized gain (loss) on investments, futures, swaps and other investment companies	(0.96)	2.12	1.46		(0.45)		(0.09)	(0.91)	2.08	1.44	0.24	(3)
Total from investment operations	(0.88)	2.06	1.51		(0.46)		(0.15)	(0.92)	1.96	1.45	0.27
Distributions to Shareholders:
Net investment income	(0.12)	(0.29)	(0.24)		—		—	—	(0.24)	(0.27)	—
Net realized gains	(1.19)	(1.07)	—		(0.15)		(0.73)	(1.19)	(1.07)	—	—
Total distributions	(1.31)	(1.36)	(0.24)		(0.15)		(0.73)	(1.19)	(1.31)	(0.27)	—
Net asset value, end of year or period	$9.38	$11.57	$10.87		$9.60		$10.21	$9.30	$11.41	$10.76	$9.58

Total return (4)	(6.18)%	19.35%	15.68	% (5)	(4.46	)% (5)	(1.42)%	(6.77)%	18.58%	15.05%	2.90	% (6)
Net assets, end of year or period (in 000s)	$157,573	$102,196	$69,960		$74,371		$97,483	$455	$650	$459	$58

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (7)	1.42%	1.42%	1.41%		1.44%		1.43%	2.02%	2.01%	2.01%	2.04	% (8)
Ratio of net investment income (loss) to average net assets (7,9)	0.81%	(0.49)%	0.46%		(0.21)%		(0.58)%	(0.12)%	(1.02)%	(0.01)%	1.57	% (8)
Portfolio turnover rate	797%	495%	558%		687%		490%	797%	495%	558%	687	% (6)

(1)	The Fund commenced operations on August 9, 2013. Advisor Class commenced operations on March 18, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statements of operations due to share transactions for the period.

(4)	Total returns shown assumes the reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not Annualized.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Annualized.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Quantified Alternative Investment Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year or period.

	Investor Class							Advisor Class
								Year Ended				Period Ended
	Year ended June 30,							June 30,				June 30,
	2019	2018		2017	2016	2015		2019	2018	2017		2016 (1)

Net asset value, beginning of year or period	$9.46	$9.49		$9.12	$9.50	$10.93		$9.39	$9.42	$9.12		$8.91
Activity from investment operations:
Net investment income (loss) (2)	0.07	0.10		0.05	0.00	0.03		0.01	0.06	(0.06)		(0.06)
Net realized and unrealized gain (loss) on investments, futures and underlying investment companies	(0.04)	0.19		0.32	(0.26)	(0.38)		(0.05)	0.17	0.36		0.27	(3)
Total from investment operations	0.03	0.29		0.37	(0.26)	(0.35)		(0.04)	0.23	0.30		0.21
Distributions to Shareholders:
Net investment income	(0.01)	(0.16)		— (4)	(0.04)	—		—	(0.10)	—	(4)	—
Net realized gains	—	(0.16)		—	(0.08)	(1.08)		—	(0.16)	—		—
Total distributions	(0.01)	(0.32)		— (4)	(0.12)	(1.08)		—	(0.26)	—	(4)	—
Net asset value, end of year or period	$9.48	$9.46		$9.49	$9.12	$9.50		$9.35	$9.39	$9.42		9.12

Total return (5)	0.28%	2.79	% (11)	4.09%	(2.75)%	(3.33	)% (6)	(0.43)%	2.25%	3.31	% (6)	2.36	% (6,7)
Net assets, end of year or period (in 000s)	$8,682	$9,092		$8,637	$3,938	$8,068		$15	$16	$18		$22

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (8)	1.42%	1.41%		1.43%	1.44%	1.42%		2.02%	2.01%	2.03%		2.04	% (9)
Ratio of net investment income (loss) to average net assets (8,10)	0.71%	1.03%		0.49%	0.02%	0.30%		0.09%	0.64%	(0.65)%		(2.17	)% (9)
Portfolio turnover rate	595%	553%		625%	687%	1,040%		595%	553%	625%		687	% (7)

(1)	The Fund commenced operations on August 9, 2013. Advisor Class commenced operations on March 18, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statements of operations due to share transactions for the period.

(4)	Represents less than $0.01 per share.

(5)	Total returns shown assumes the reinvestment of all distributions.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Not Annualized.

(8)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(9)	Annualized.

(10)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(11)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Quantified STF Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year or period.

	Investor Class					Advisor Class
	Year Ended			Period Ended		Year Ended			Period Ended
	June 30,			June 30,		June 30,			June 30,
	2019	2018	2017	2016 (1)		2019	2018	2017	2016 (1)
Net asset value, beginning of year or period	$10.05	$11.22	$8.25	$10.00		$9.88	$11.14	$8.24	$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.04	0.01	— (8)	(0.01)		(0.02)	(0.05)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments, futures and underlying investment companies	(0.34)	2.82	2.97	(1.74)		(0.33)	2.79	2.98	(1.75)
Total from investment operations	(0.30)	2.83	2.97	(1.75)		(0.35)	2.74	2.91	(1.76)
Distributions to Shareholders:
Net investment income	(0.02)	—	— (8)	—		—	—	(0.01)	—
Net realized gains	(0.22)	(4.00)	—	—		(0.22)	(4.00)	—	—
Total distributions	(0.24)	(4.00)	— (8)	—		(0.22)	(4.00)	(0.01)	—
Net asset value, end of year or period	$9.51	$10.05	$11.22	$8.25		$9.31	$9.88	$11.14	$8.24

Total return (3,4)	(3.12)%	24.06%	36.01%	(17.50	)% (4)	(3.65)%	23.31%	35.32%	(17.60	)% (4)
Net assets, end of year or period (in 000s)	$70,238	$92,664	$88,696	$82,320		$121	$261	$122	$14

Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6)	1.67%	1.66%	1.66%	1.69	% (5)	2.27%	2.26%	2.26%	2.29	% (5)
Ratio of net investment income (loss) to average net assets (6,7)	0.42%	0.12%	(0.04)%	(0.13	)% (5)	(0.20)%	(0.46)%	(0.80)%	(0.25	)% (5)
Portfolio turnover rate	41%	72%	41%	59	% (4)	41%	72%	41%	59	% (4)

(1)	The Fund commenced operations on November 13, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assumes the reinvestment of all distributions.

(4)	Not Annualized.

(5)	Annualized.

(6)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents less than $0.01 per share.

See accompanying notes to financial statements.

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2019

1.	ORGANIZATION

Quantified Managed Income Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, Quantified Alternative Investment Fund, and Quantified STF Fund (each a “Fund” and collectively the “Funds”) are each a diversified series (except Quantified STF, which is non-diversified series), of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund currently offers two classes of shares, Investor and Advisor classes of shares each of which are offered at Net Asset Value (“NAV”).

The Funds’ Investor Class commenced operations on August 9, 2013 and the Advisor Class commenced operations on March 18, 2016, except for both classes of Quantified STF Fund which commenced operation on November 13, 2015 and their investment objectives are as follows:

–	Quantified Managed Income Fund – seeks high total return from fixed income investments on an annual basis consistent with a moderate tolerance for risk.

–	Quantified All-Cap Equity Fund – seeks high appreciation on an annual basis consistent with a high tolerance for risk.

–	Quantified Market Leaders Fund – seeks high appreciation on an annual basis consistent with a high tolerance for risk.

–	Quantified Alternative Investment Fund – seeks high total return from alternative investment vehicles on an annual basis consistent with high tolerance for risk.

–	Quantified STF Fund – seeks high appreciation on an annual basis consistent with high tolerance for risk.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies including FASB Accounting Standard Update (“ASU”) 2013-08. Each Fund’s income, expenses (other than class-specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Investments in open-end investment companies are valued at net asset value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Trust’s Board of Trustees. Total return swaps on exchange-listed securities shall be valued at the last quoted sales

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having sixty days or less remaining until maturity, at time of purchase, may be valued at amortized cost which approximates fair value.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source) and (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to each Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – Each Fund invests in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon the methods established by the board of directors of the Underlying Funds.

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2019 for each Fund’s assets and liabilities measured at fair value:

Quantified Managed Income Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stocks *	$11,913,705	$—	$—	$11,913,705
Exchange Traded Funds	46,745,103	—	—	46,745,103
Short-Term Investments	1,274,265	—	—	1,274,265
Total	$59,933,073	$—	$—	$59,933,073
Derivatives
Futures Contracts	$31,969	$—	$—	$31,969
Total Assets	$59,965,042	$—	$—	$59,965,042

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Quantified All-Cap Equity Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stocks *	$10,487,543	$—	$—	$10,487,543
Exchange Traded Funds	2,030,148	—	—	2,030,148
Rights	5,774	—	—	5,774
Short-Term Investments	695,620	—	—	695,620
Total	$13,219,085	$—	$—	$13,219,085
Derivatives
Futures Contracts	$9,790	$—	$—	$9,790
Total Assets	$13,228,875	$—	$—	$13,228,875
Liabilities
Derivatives
Futures Contracts	$(1,440)	$—	$—	$(1,440)

Quantified Market Leaders Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Exchange Traded Funds	$124,083,262	$—	$—	$124,083,262
Short-Term Investments	18,435,447	—	—	18,435,447
Total	$142,518,709	$—	$—	$142,518,709

Quantified Alternative Investment Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Open-End Mutual Funds	$1,515,624	$—	$—	$1,515,624
Exchange Traded Funds	6,235,398	—	—	6,235,398
Short-Term Investments	789,984	—	—	789,984
Total	$8,541,006	$—	$—	$8,541,006
Liabilities
Derivatives
Futures Contracts	$(1,440)	$—	$—	$(1,440)

Quantified STF Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Bonds & Notes *	$—	$30,615,640	$—	$30,615,640
Certificates of Deposit	—	16,962,340	—	16,962,340
Exchange Traded Funds	13,441,718	—	—	13,441,718
Short-Term Investments	310,661	—	—	310,661
Total	$13,752,379	$47,577,980	$—	$61,330,359
Derivatives
Futures Contracts	$1,036,098	$—	$—	$1,036,098
Total Assets	$14,788,477	$47,577,980	$—	$62,366,457

*	Refer to each of the Portfolio of Investments for industry classifications.

The Funds did not hold any Level 3 securities during the year ended June 30, 2019.

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is each Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting year.

Exchange Traded Funds (“ETFs”), Mutual Funds and Exchange Traded Notes (“ETNs”) Risk: ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Funds. Each is subject to specific risks, depending on investment

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Exchange Traded Funds – Each Fund invests in ETFs. ETFs are typically a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Each Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Swap Contracts – Each Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objective. Each Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector on underlying fund). Most equity swap agreements entered into by a Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. Each Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements in instances where the advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

Each Fund may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by a Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if a Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Each Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Each Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

Each Fund may enter into Total Return Swaps (“TRS”). Total Return Swaps are typically two-party (bilateral) financial contracts which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment. The TRS allows one party to derive the economic benefit of owning an asset without putting that asset on its balance sheet, and allows the other party, which does retain that asset on its balance sheet, to buy protection against loss in its value.

Each Fund collateralizes swap agreements with cash and certain securities as indicated on the Portfolio of Investments of the Fund and Statements of Assets and Liabilities, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. Each Fund does not net collateral. In addition, the parties have mutually agreed to settle significant unrealized appreciation / depreciation on the swap contracts as they occur, resulting in an advance or prepayment on such swaps. Such amounts, if any, would be offset against the applicable contract upon final settlement. In the event of a default by the counterparty, a Fund will seek return of this collateral and may incur certain costs exercising its rights with respect to the collateral. Amounts expected to be owed to a Fund may be collateralized either directly with the Fund or in a segregated account at the custodian.

Each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. Each Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and their counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements. For the year ended June 30, 2019, Quantified Market Leaders Fund entered into total return swaps.

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Futures Contracts – Each Fund may be subject to the change in value of equity and interest rate risk in the normal course of pursuing its investment objective. Each Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (each Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. When the contracts are closed, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and each Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, each Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recorded in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to each Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the normal course of business, each Fund purchases and sells various financial instruments, which may result in risks, the amount of which is not apparent from the financial statements.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Foreign withholding tax is recorded as incurred or known, in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Federal Income Tax – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (June 30, 2016 – June 30, 2018) or expected to be taken in the Funds’ June 30, 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where each Fund makes significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sale of securities, other than short-term investments, swaps and futures contracts, for the year ended June 30, 2019 for the Funds were as follows:

Fund	Purchases	Sales
Quantified Managed Income Fund	$315,190,180	$297,663,680
Quantified All-Cap Equity Fund	123,291,256	121,070,292
Quantified Market Leaders Fund	785,427,696	736,653,499
Quantified Alternative Investment Fund	41,394,358	41,873,012
Quantified STF Fund	29,035,482	49,815,950

4.	IMPACT OF DERIVATIVES ON THE STATEMENTS OF ASSETS AND LIABILITIES AND STATEMENTS OF OPERATIONS

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of June 30, 2019:

Derivative Investment Type	Location on the Statements of Assets and Liabilities
Futures	Unrealized appreciation on Futures
Futures	Unrealized depreciation on Futures

At June 30, 2019, the fair value of derivative instruments was as follows:

	Asset derivatives

Quantified Managed Income Fund	Futures - Interest Rate Contracts	$31,969
Quantified All-Cap Equity Fund	Futures - Equity Contracts	9,790
Quantified STF Fund	Futures - Equity Contracts	1,036,098

	Liability derivatives

Quantified All-Cap Equity Fund	Futures - Equity Contracts	$(1,440)
Quantified Alternative Investment Fund	Futures - Equity Contracts	(1,440)

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Transactions in derivative instruments during the year ended June 30, 2019, were as follows:

		Equity/Interest
		Rate Contracts
Quantified Managed Income Fund	Realized gain (loss) (1)
Interest Rate Risk	Futures	$369,971
	Change in unrealized appreciation (depreciation) (2)
	Futures	$(16,562)

Quantified All-Cap Equity Fund	Realized gain (loss) (1)
Equity Risk	Futures	$(3,875)
	Change in unrealized appreciation (depreciation) (2)
	Futures	$20,475

Quantified Market Leaders Fund	Realized gain (loss) (1)
Equity Risk	Swaps	$2,195,288
	Change in unrealized appreciation (depreciation) (2)
	Swaps	$(5,070,441)

Quantified Alternative Investment Fund	Realized gain (loss) (1)
Equity Risk	Futures	$(29,043)
	Change in unrealized appreciation (depreciation) (2)
	Futures	$6,565

Quantified STF Fund	Realized gain (loss) (1)
Equity Risk	Futures	$(7,148,043)
	Change in unrealized appreciation (depreciation) (2)
	Futures	$3,969,851
(1)		Statement of Operations location: Net realized gain (loss) from futures, Net realized gain (loss) from swaps.
(2)		Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures, Net change in unrealized appreciation (depreciation) on swaps.

The derivative instruments outstanding as of June 30, 2019 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for each Fund.

Associated Risk

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by each Fund. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the Portfolio of Investments. The prices of derivative instruments, including swaps and futures prices, can be highly volatile. Price movements of derivative contracts in which each Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. Each Fund may be exposed to market risk on derivative contracts in that each Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Funds’ financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Funds’ investments in derivative instruments are exposed to market risk and are disclosed in the portfolio of investments.

Counterparty Risk: Each Fund may invest in swap contracts (the “Product”) with Credit Suisse or Barclays as the counterparty. If Credit Suisse or Barclays becomes insolvent, Credit Suisse or Barclays may not be able to make any payments under the Product and investors may lose their capital invested in the

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Product. A decline in Credit Suisse’s or Barclays’s standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk is the risk that a Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. Each Fund’s financial instruments may include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result, a Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Funds’ do not anticipate any material losses as a result of liquidity risk.

5. OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

Each Fund’s policy is to recognize a net asset or liability equal to the unrealized gain (loss) on future contracts and swap contracts. The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2019.

Quantified Managed Income Fund:

Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts	Net Amounts of
	Presented in the	Offset in the	Assets Presented in
	Statements of Assets	Statements of Assets	the Statements of	Financial	Cash Collateral
Description	& Liabilities	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures Contracts	$31,969	$—	$31,969	$—	$—	$31,969

Quantified All-Cap Equity Fund:

	Gross Amounts	Gross Amounts	Net Amounts of Assets
	Presented in the	Offset in the	Presented in the
	Statements of Assets	Statements of Assets	Statements of Assets &	Financial	Cash Collateral
Description	& Liabilities	& Liabilities	Liabilities	Instruments	Pledged	Net Amount
Futures Contracts	$9,790	$—	$9,790	$(1,440)	$—	$8,350

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
	Gross Amounts	Gross Amounts	Net Amounts of
	Presented in the	Offset in the	Liabilities Presented in
	Statements of Assets	Statement of Assets	the Statement of Assets	Financial	Cash Collateral
Description	& Liabilities	& Liabilities	& Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$(1,440)	$—	$(1,440)	$1,440	$—	$—
Total	$(1,440)	$—	$(1,440)	$1,440	$—	$—

Quantified Alternative Investment Fund:

Gross Amounts Not Offset in the
Liabilities:				Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts	Net Amounts of
	Presented in the	Offset in the	Liabilities Presented
	Statements of Assets	Statements of Assets	in the Statements of	Financial	Cash Collateral
Description	& Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$(1,440)	$—	$(1,440)	$—	$1,440	$—

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Quantified STF Fund:

Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts	Net Amounts of Assets
	Presented in the	Offset in the	Presented in the
	Statements of Assets	Statements of Assets	Statements of Assets &	Financial	Cash Collateral
Description	& Liabilities	& Liabilities	Liabilities	Instruments	Pledged	Net Amount
Futures Contracts	$1,036,098	$—	$1,036,098	$—	$—	$1,036,098

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

6.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of each Fund are overseen by the Board, which is responsible for the overall management of the Funds. Advisors Preferred LLC (“Advisor”), serves as investment advisor to the Funds. The Advisor has engaged Flexible Plan Investments, Ltd. (the “Sub-Advisor”) to serve as the sub-advisor to the Funds.

Pursuant to an advisory agreement with the Funds, the Advisor, under the oversight of the Board, directs the daily operations of each Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays advisory fees accrued daily and paid monthly, based on each Fund’s average daily net assets and is computed at an annual rate of 0.75%, except for Quantified STF which pays 1.00%. For the year ended June 30, 2019, each Fund accrued the following advisory fees:

Quantified Managed Income Fund	$366,525
Quantified All-Cap Equity Fund	108,518
Quantified Market Leaders Fund	924,799
Quantified Alternative Investment Fund	65,043
Quantified STF Fund	849,780

Gemini Fund Services, LLC (“GFS”), GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to the servicing agreement with GFS, each Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Under the terms of the Funds’ agreement with GFS, GFS pays for certain operating expenses of the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

In addition, certain affiliates of GFS provide services to each Fund as follows:

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for each Fund on an ad-hoc basis. These expenses are the responsibility of GFS.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

The Trust has adopted Distribution Plans and Agreements pursuant to Rule 12b-1 under the 1940 Act for

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

the Funds’ Investor Class and Advisor Class shares (each a “Plan” and together, the “Plans”) pursuant to which a Fund pays fees to the Ceros Financial Services, Inc. (“Ceros” or “Distributor”) for providing distribution and/or shareholder services to the Fund. Under the Plans, Investor Class shares of a Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% of the Fund’s average net assets attributable to Investor Class shares as compensation for the Distributor providing account maintenance and distribution services to shareholders; and up to 1.00% for Advisor Class shares of a Fund’s average daily net assets attributable to the Advisor Class shares. The 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

For the year ended June 30, 2019, pursuant to the Rule 12b-1 Plan, each Fund accrued:

	Investor Class	Advisor Class	Total
Quantified Managed Income Fund	$121,140	$4,138	$125,278
Quantified All-Cap Equity Fund	35,899	1,099	36,998
Quantified Market Leaders Fund	306,823	5,774	312,597
Quantified Alternative Investment Fund	21,646	141	21,787
Quantified STF Fund	211,342	2,528	213,870

The Board has adopted a Shareholder Servicing Plan (the “Servicing Plan”) with respect to the Investor Class of each Fund. The Servicing Plan provides that a monthly service fee is calculated by each Fund at an annual rate of up to 0.15% (currently set at 0.15%), of its average daily net assets of the Investor Class and is paid to Ceros to provide compensation for ongoing shareholder servicing activities or service and/or maintenance accounts, not otherwise required to be provided by the Advisor. Ceros is an affiliate of the Advisor.

For the year ended June 30, 2019, pursuant to the Shareholder Services Agreement, each Fund paid:

Investor Class
Quantified Managed Income Fund	$72,684
Quantified All-Cap Equity Fund	21,539
Quantified Market Leaders Fund	184,093
Quantified Alternative Investment Fund	12,988
Quantified STF Fund	127,182

During the year ended June 30, 2019, Ceros, a registered broker/dealer, executed trades on behalf of Quantified Managed Income Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, Quantified Alternative Investment Fund and Quantified STF Fund and received $117,745, $56,525, $116,923, $14,287 and $17,447 in trade commissions, respectively.

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $30,000, as well as reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates.

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes excluding futures and swaps, and its respective gross unrealized appreciation and depreciation at June 30, 2019, were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation /
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Quantified Managed Income Fund	$58,806,137	$1,430,777	$(303,841)	$1,126,936
Quantified All-Cap Equity Fund	13,276,519	436,094	(493,528)	(57,434)
Quantified Market Leaders Fund	141,143,225	2,508,778	(1,133,294)	1,375,484
Quantified Alternative Investment Fund	8,379,097	221,584	(59,675)	161,909
Quantified STF Fund	61,363,663	114,516	(147,820)	(33,304)

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended June 30, 2019 and June 30, 2018 were as follows:

For fiscal year ended	Ordinary	Long-Term
6/30/2019	Income	Capital Gains	Total
Quantified Managed Income Fund	$996,372	$—	$996,372
Quantified All-Cap Equity Fund	960,253	—	960,253
Quantified Market Leaders Fund	14,413,832	—	14,413,832
Quantified Alternative Investment Fund	5,603	—	5,603
Quantified STF Fund	670,804	1,402,469	2,073,273

For fiscal year ended	Ordinary	Long-Term
6/30/2018	Income	Capital Gains	Total
Quantified Managed Income Fund	$961,478	$—	$961,478
Quantified All-Cap Equity Fund	1,444,352	—	1,444,352
Quantified Market Leaders Fund	9,915,897	618	9,916,515
Quantified Alternative Investment Fund	251,468	49,750	301,218
Quantified STF Fund	12,466,339	18,389,935	30,856,274

As of June 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Quantified Managed Income Fund	$1,266,080	$—	$—	$(1,960,485)	$—	$1,126,936	$432,531
Quantified All-Cap Equity Fund	91,886	—	(1,812,613)	—	—	(57,434)	(1,778,161)
Quantified Market Leaders Fund	—	—	(9,185,261)	—	—	1,375,484	(7,809,777)
Quantified Alternative Investment Fund	35,859	—	(284,641)	(223,305)	—	161,909	(310,178)
Quantified STF Fund	323,602	—	(2,957,162)	(164,035)	—	(33,304)	(2,830,899)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on open Section 1256 contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Quantified Market Leaders Fund incurred and elected to defer such late year losses of $421,218.

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Quantified Managed Income Fund	$—
Quantified All-Cap Equity Fund	1,812,613
Quantified Market Leaders Fund	8,764,043
Quantified Alternative Investment Fund	284,641
Quantified STF Fund	2,957,162

At June 30, 2019, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

				Capital Loss Carry
	Non-Expiring	Non-Expiring		Forwards Utilized
	Short-Term	Long-Term	Total	In Current Year
Quantified Managed Income Fund	$1,335,935	$624,550	$1,960,485	$35,048
Quantified All-Cap Equity Fund	—	—	—	—
Quantified Market Leaders Fund	—	—	—	—
Quantified Alternative Investment Fund	223,305	—	223,305	—
Quantified STF Fund	48,236	115,799	164,035	—

Permanent book and tax differences, primarily attributable to return of capital distributions resulted in reclassification for the year ended June 30, 2019 as follows:

	Paid	Accumulated
	In	Net Realized
	Capital	Gains (Loss)
Quantified Managed Income Fund	$—	$—
Quantified All-Cap Equity Fund	—	—
Quantified Market Leaders Fund	(2,345,508)	2,345,508
Quantified Alternative Investment Fund	—	—
Quantified STF Fund	—	—

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of June 30, 2019, E*Trade Savings Bank held approximately 86.75% of the Quantified Managed Income Fund, 87.02% of the Quantified All-Cap Equity Fund, 88.64% of the Quantified Market Leaders Fund, 80.56% of the Quantified Alternative Investment Fund and 85.77% of the Quantified STF Fund.

10.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of

The Quantified Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2019

distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

At a Special Meeting of Shareholders of the Quantified Funds, series of Advisors Preferred Trust (the “Trust”) held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on July 26, 2019, shareholders of record as of the close of business on April 15, 2019, voted to approve the following proposals:

Proposal 1 Approval of a New Advisory Agreement between Advisors Preferred, LLC and the Trust.

Proposal 2 Approval of a Sub-Advisory Agreement between Advisors Preferred, LLC and Flexible Plan Investments, Ltd.

(Unaudited)
	No. of Shares of			Percentage	Percentage
	Beneficial	No. of Shares	Percentage	of Voted	of Voted
	Interest on	Present in	of Shares	Shares that	Shares that
	Record Date	Person or by	Present for	Approve	Approve
Fund Name	April 15, 2019	Proxy	Quorum	Proposal 1	Proposal 2
Quantified Managed
Income Fund	6,320,029.7930	3,235,442	51.19%	68.44%	68.41%
Quantified All Cap
Equity Fund	1,701,691.2160	1,701,691	53.82%	68.11%	68.08%
Quantified Market
Leaders Fund	13,985,610.7820	7,232,003	51.71%	67.71%	67.22%
Quantified Alternative
Investments Fund	936,710.2860	481,026	51.35%	70.21%	70.35%
Quantified STF Fund	8,222,495.5470	4,130,270	50.23%	69.63%	69.76%

QUANTIFIED FUNDS
EXPENSE EXAMPLES (Unaudited)
June 30, 2019

Example

As a shareholder of a Fund you will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table on the next page are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)

					Ending
	Fund’s	Beginning	Ending	Expenses	Account	Expenses
	Annualized	Account Value	Account Value	Paid During	Value	Paid During
	Expense Ratio	1/1/19	6/30/19	Period*	6/30/19	Period*

Quantified Managed Income Fund
Investor Class	1.42%	$1,000.00	$1,075.00	$7.31	$1,017.75	$7.10
Advisor Class	2.02%	$1,000.00	$1,070.60	$10.37	$1,014.78	$10.09
Quantified All-Cap Equity Fund
Investor Class	1.42%	$1,000.00	$1,031.90	$7.15	$1,017.75	$7.10
Advisor Class	2.01%	$1,000.00	$1,027.60	$10.10	$1,014.83	$10.04
Quantified Market Leaders Fund
Investor Class	1.42%	$1,000.00	$1,122.00	$7.47	$1,017.75	$7.10
Advisor Class	2.01%	$1,000.00	$1,119.10	$10.56	$1,014.83	$10.04
Quantified Alternative Investment Fund
Investor Class	1.42%	$1,000.00	$1,036.10	$7.17	$1,017.75	$7.10
Advisor Class	2.02%	$1,000.00	$1,033.10	$10.18	$1,014.78	$10.09
Quantified STF Fund Investor Class
Investor Class	1.67%	$1,000.00	$1,023.70	$8.38	$1,016.51	$8.35
Advisor Class	2.26%	$1,000.00	$1,020.80	$11.32	$1,013.59	$11.28

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Quantified Managed Income Fund, Quantified All-Cap Equity Fund, Quantified Market

Leaders Fund, Quantified Alternative Investment Fund and Quantified STF Fund and

Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Quantified Managed Income Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, Quantified Alternative Investment Fund, and Quantified STF Fund (the “Funds”), each a series of Advisors Preferred Trust, as of June 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended for Quantified Managed Income Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, and Quantified Alternative Investment Fund, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended for Quantified STF Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies within the Advisors Preferred Trust since 2012.

COHEN & COMPANY, LTD.
Chicago, Illinois
August 27, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Renewal of the Investment Advisory and Sub-Advisory Agreements for the Quantified All-Cap Equity Fund, Quantified Managed Investments Fund, Quantified Market Leaders Fund; Quantified Alternative Investment Fund, and Quantified STF Fund, (together the “Quantified Funds”); and Approval of the new Investment Advisory and Sub-Advisory Agreements and Interim Investment Advisory and Sub-Advisory Agreements

At an in person meeting held on March 28, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the renewal of the investment advisory and sub-advisory agreements for the Quantified Funds, and the approval of the new investment advisory and sub-advisory agreements and interim investment advisory and sub-advisory agreements for the Quantified Funds (together “Advisory Agreements” and “Sub-Advisory Agreements”). The Advisory Agreements are between Advisors Preferred, LLC (the “Adviser”) and the Trust. The Sub-Advisory Agreements are between the Adviser and Flexible Plan Investments, Ltd. (the “Sub-Adviser” or “FPI”). The consideration of the new agreements was in anticipation of a change in control of the Adviser.

In connection with the Board’s consideration of the Advisory Agreements and Sub-Advisory Agreements, the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel of the Adviser and Sub-Adviser; (b) the Adviser’s and Sub-Adviser’s operations and the Adviser’s financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) each Fund’s anticipated level of profitability from the Adviser’s and Sub-Adviser’s fund-related operations; (g) the Adviser’s and Sub-Adviser’s compliance policies and procedures; and (h) information regarding the performance of each Fund as compared to their respective benchmarks and Morningstar categories. The Board’s deliberations are presented contemporaneously given the overlapping considerations, paralleled issues and conclusions drawn by the Board.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services provided, the Trustees reviewed the Adviser’s and the Sub-Adviser’s Forms ADV, a description of the manner in which investment decisions are made for the Funds by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser, a review of the experience of professional personnel performing services for each of the Funds, including the team of individuals that primarily monitor and execute the investment and administration processes, respectively, and a certification from each of the Adviser and Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b), and that each had adopted procedures to prevent Access Persons from violating the Code of Ethics.

The Board also discussed the Adviser’s compliance program with the Chief Compliance Officer (the “CCO”) of the Trust. The Board noted that the CCO continued to represent that the Adviser’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Quantified Funds appears to be satisfactory.

In reaching their conclusions, the Trustees considered that the Adviser generally provides management and operational oversight of the Sub-Adviser. They also considered that the Adviser continues to provide numerous high-quality services to the Funds and Sub-Adviser, including the ongoing monitoring and evaluation of the performance of the Quantified Funds, various administrative services, trade execution, and extensive compliance review and assistance. The Trustees also considered that the Adviser has not reported any material compliance or regulatory matters. The Board reviewed the financial resources of the Adviser, including the additional capital and the expertise of the proposed new owners of the Adviser. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of the management services provided by the Adviser were satisfactory and reliable.

With respect to the Sub-Adviser, the Trustees considered the experience and performance of the Sub-Adviser’s portfolio management team, research staff, and compliance program. The Board considered that the Sub-Adviser employs a continuous investment program on behalf of each of the Funds and also uses the Funds as part of investment strategies and portfolios it offers to its clients as part of a wrap fee advisory arrangement or to other clients via separate accounts, as well as to the public. The Trustees reviewed the financial resources of the Sub-Adviser. The Board also considered the Sub-Adviser’s practices with respect to monitoring compliance for each of the Funds; and found that the Sub-Adviser has devoted appropriate resources to compliance. The Trustees recognized the strength of their relationship with key personnel and familiarity with the operations of FPI. The Trustees appreciated the proactive models and strategies which enhance performance. The Trustees noted that the loss of one portfolio manager had minimal effect on the Funds due to the quick replacement with a seasoned individual. The Board concluded that FPI had sufficient quality and depth of personnel, financial resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of the management services provided by FPI to each of the Funds were satisfactory and reliable.

Performance. The Board considered that the Adviser generally delegates its day-to-day investment decisions to the Sub-Adviser and therefore does not directly control the performance of the Funds. The Board considered the Adviser’s other responsibilities under the Advisory Agreement, including with respect to trade oversight, reviewing daily positions and balance reports for the Funds, obtaining derivative agreements and reporting to the Board, and concluded that the Adviser appears to be adequately monitoring the Sub-Adviser’s adherence to the Funds’ investment objectives and appears to be carrying out its functions appropriately.

With respect to the performance results from the Sub-Adviser’s daily management and investment strategies, the Board considered the updated performance of each of the Funds compared to their primary benchmark and Morningstar category for various periods provided by the Adviser. The Trustees also reviewed the Sub-Adviser’s strategy and explanations for over/under performance.

With respect to the Quantified Managed Income Fund, the Trustees noted the Fund underperformed the Bloomberg Barclays Aggregate Bond Index benchmark by 3.17% during the last 12 months ended December 31, 2018 and outperformed by 0.48% for the three-year period. The Trustees noted the Fund was underperforming the Morningstar Intermediate Term Bond category for both the 12-month period but outperformed it during three-year period. They noted that since inception performance relative to the benchmark lagged.

With respect to the Quantified All-Cap Equity Fund, the Trustees noted that the Fund underperformed the S&P 500 Index by 6.77% during the 12 months ended December 31, 2018 and by 3.89% for the three-year period. The Trustees also noted the Quantified All-Cap Equity Fund met the Morningstar Mid-Cap Blend category for the 12-month and slightly lagged three-year period 0.17%. The Trustees further noted the Fund does not follow an index-tracking and therefore, swings in performance are to be expected.

For the Quantified Alternative Investment Fund, the Board noted the Fund underperformed the S&P 500 Index by 4.51% and 7.75%, respectively, for the 12-month and three-year periods ending December 31, 2018. They further noted the Fund underperformed the Morningstar Multi-Alternative category by 4.86% during the last 12 months ended December 31, 2018, but outperformed by 0.21% for the three-year period. The Board acknowledged that the S&P 500 Index does not correspond to the Fund’s investment strategy and noted that the Sub-Adviser is considering change in the benchmark index given the somewhat novel nature of the Fund’s strategy.

With regards to the Quantified Market Leaders Fund, the Board noted that the Fund lagged the Wilshire 5000 Index by 8.17% and by 2.95% respectively, for the 12-month and three-year period ended December 31, 2018. The Trustees noted the Fund lagged the Morningstar Mid-Cap Growth category for both periods. The Trustees noted that they appreciate the Sub-Adviser’s ongoing refinement of its strategy to improve performance.

For the Quantified STF Fund, the Board noted that the Fund generated strong returns for the one and three-year periods, but the Fund lagged its benchmark, the NASDAQ 100 Total Return Index, by 6.97% during the last 12 months ended December 31, 2018 and 3.60% for the period since inception. The Trustees also noted the Fund lagged the Morningstar Large Cap Growth category for the 12 month period, but outperformed it by 1.35% for the three-year period.

The Trustees noted that with respect to the Quantified Funds, the recent one-year performance returns were improved over previous periods for several of the Funds, and changes to more illuminating benchmark indices were being considered. The Board concluded that the overall performance of each of the Quantified Funds was satisfactory.

Fees and Expenses. As to the costs of the services rendered to each Fund by each of the Adviser and Sub-Adviser, the Trustees considered the updated comparison of the level of advisory fees and total operating expenses charged by each Fund to funds in each Fund’s Morningstar Category. The Trustees noted that the Adviser does not advise any investment vehicle with investment objectives and strategies substantially similar to the Funds; and considered that the Sub-Adviser charged higher fees to client accounts with investment mandates similar to those of the Funds.

With respect to the Quantified Managed Income Fund, the Trustees considered that the advisory fee of 0.75% and total expense ratio of 1.78% (Investor Class shares) were within the range of the fees of the comparable funds and classes in the Morningstar Intermediate Term Bond category. The Trustees noted that Advisor Class shares expense ratio of 2.38% was within range of the of similar classes within the Morningstar Intermediate Term Bond category and concluded fees and expenses were not unreasonable.

With respect to the Quantified All-Cap Equity Fund, the Trustees considered that the advisory fee of 0.75% and total expense ratio of 1.55% (Investor Class shares) was within range of the average of advisory fees and within the range of the total expenses of the comparable funds and classes in the Morningstar Mid Cap Blend category. The Trustees noted that Advisor Class shares expense ratio of 2.15% was within range of the of similar classes within the Morningstar Mid Cap Blend category.

With respect to the Quantified Alternative Investment Fund, the Trustees considered that the advisory fee of 0.75% and total expense ratio of 2.10% (Investor Class shares) and 2.70% (Advisor Class shares) were lower than the average of advisory fees and within the range of the total expenses of the comparable funds and classes in the Morningstar Multi-Alternative category.

With respect to the Quantified Market Leaders Fund, the Trustees considered that the advisory fee of 0.75% and total expense ratio of 1.76% (Investor Class shares) were below the average of advisory fees and within the range of the total expenses of the comparable funds and classes in the Morningstar Mid Cap Growth category. The Trustees noted that Advisor Class shares expense ratio of 2.36% was within the range of similar classes in the Morningstar Mid Cap Growth category.

With respect to the Quantified STF Fund, the Trustees considered that the advisory fee of 1.00% and total expense ratio of 1.71% (Investor Class shares) and 2.31% (Advisor Class shares) were within range of advisory fees and within range of the total expenses of the comparable funds and classes in the Morningstar Large-Cap Growth category.

The Board concluded that the management fee and overall expenses charged by each of the Funds was not unreasonable. They further noted that the fees were not excessive and aligned with comparable funds. The Board also considered the allocation of the responsibilities as between the Adviser and Sub-Adviser, noting that the Sub-Adviser is responsible for the management of each Fund’s portfolio and the Adviser provides oversight and support services to the Sub-Adviser as well as trade execution. The Trustees reviewed the fees payable to each of the Adviser and Sub-Adviser, considered the allocation of the advisory fee payable to each Fund and the portion retained by the Adviser. The Trustees further noted that the Adviser will retain between 0.20% and 0.25% of the gross advisory fee for its services to each Fund, with the portion of the management fee retained by the Adviser decreasing slightly as the assets of each Fund, increase. The Board concluded that the allocation of the advisory fee as between the Adviser and Sub-Adviser and the portion retained by the Adviser was not unreasonable in relation to the services rendered by the Adviser and Sub-Adviser, respectively.

Profitability. The Board considered the current profitability of each of the Adviser and Sub-Adviser, respectively, and whether profits from each Fund, if any, are reasonable in light of the services provided to the Funds. The Board considered that at current asset levels and after payment of sub-advisory fees to FPI, the Advisor continued to operate at a loss or at only a very slight profit with respect to each Fund; and operated at a loss or at only a very slight profit with respect to each Fund after including the totality of services. For the Sub-Adviser, the Board considered that with respect to sub-advisory services, FPI had a modest profit from Quantified STF Fund, Quantified All-Cap Equity Fund and Quantified Managed Income Fund. The Board noted that Quantified Market Leaders Fund, Quantified Alternative Investment Fund, were operated at a loss by FPI. The Trustees also considered that the Sub-Adviser receives revenue for certain shareholder services it provides to the Quantified Funds, noting that the level of such compensation did not appear to be unreasonable in relation to the services rendered, and further that with inclusion of this revenue, the Sub-Adviser’s relationship with each Fund was only marginally profitable at current asset levels. The Board concluded that the Adviser’s and Sub-Adviser’s level of profitability from each Fund was not excessive.

Economies of Scale. The Board considered whether the Adviser and Sub-Adviser would realize economies of scale with respect to their management of the Quantified Funds. The Adviser stated they believe economies of scale will not be reached until assets reach a potential minimum of $300 to $500 million per Fund, and economies of scale would be revisited when assets reach those levels.

Conclusion. Having requested and received such information from each of the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of each of the advisory and sub-advisory agreements, respectively, as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the current advisory and sub-advisory agreements for an additional one-year period was in the best interests of each of the Quantified Funds and their current and future shareholders. They further determined that approval of the new and interim advisory and sub-advisory agreements was also in the best interest of the current and future shareholders. In considering the Advisory Agreements and the Sub-Advisory Agreements, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of each of the Fund’s surrounding circumstances.

Quantified Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2019

Independent Trustees

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

				Number of
		Term of		Portfolios
Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures), (since 2003); Partner, GR Group (business consulting firm) (since 2012)	11	Northern Lights Fund Trust IV (33 series), (Since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), (since January 2011)	11	Centerstone Investors Trust (2 series) (since March 2016)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015). Head of Intermediary Sales, Baron Capital Inc. (February 2010 to December 2014)	11	None

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

[2]	The “Fund Complex” consists of the series of the Trust.

AP 6/30/19 v1

Quantified Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2019

Interested Trustees and Officers

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Number of
Portfolios
		Term of		in Fund	Other
Name, Address[1] Year of Birth	Position(s) Held with the Fund	Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Complex Overseen by Trustee[2]	Directorships Held by Trustee
Catherine Ayers- Rigsby Born: 1948	Trustee, Chairman, President	Indefinite; since November 2012	President, Advisors Preferred, LLC (since June 2011); President and CEO, Ceros Financial Services, Inc. (broker/dealer), (since August 2009); President Atcap Partners, LLC (since July 2011)	11	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; since November 2012	Director of Sales and Marketing, Ceros Financial Services, Inc. (since January 2011)	11	None
Christine Casares Born: 1975	Treasurer	Indefinite; Since May 2019	Vice President, Tax Administration, Gemini Fund Services, LLC (since February 2016); Assistant Vice President, Tax Administration (January 2014 – January 2016)	N/A	N/A
R. Michael Fox Born: 1950	Chief Compliance Officer	Indefinite; since December 2016	CCO and CFO of Advisors Preferred, LLC (since January 2013); CCO & CFS AtCap Partners (since 2013); CFO and CRO of Ceros Financial Services, Inc. (since February 2012); CCO of Foothill Securities, Inc. (November –December 2016) and CCO and CFO Grail Partners, LLC (August 2016- February 2017)	N/A	N/A
Richard Malinowski Born: 1983	Secretary	Indefinite; Since November 2012	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since February 2017); Vice President and Counsel (April 2016 – January 2017) and AVP and Staff Attorney (September 2012 – March 2016)	N/A	N/A

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

[2]	The “Fund Complex” consists of the series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll- free 1-855-647-8268.

AP 6/30/19 v1

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-747-9555 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-855-647-8268.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Flexible Plan Investments, Ltd.
3883 Telegraph Road, Suite 100
Bloomfield Hills, MI 48302

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Felix Rivera is the audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $65,000

2018 - $62,500

(b)	Audit-Related Fees

2019 - None

2018 - None

(c)	Tax Fees

2019 - $12,500

2018 - $12,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019 2018

Audit-Related Fees:            100% 100%

Tax Fees:           100% 100%

All Other Fees:          100% 100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $12,500

2018 - $12,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 9/6/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, President/Principal Executive Officer

Date 9/6/19

By (Signature and Title)

/s/ Christine Casares

Christine Casares, Treasurer/Principal Financial Officer

Date 9/6/19